UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2026

REAL ASSET ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42613	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

174 Nassau Street,

Suite 2100

Princeton, New Jersey 08542

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 924-0759

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RAAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	RAAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole redeemable warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RAAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on February 22, 2026, Real Asset Acquisition Corp., a Cayman Islands exempted company (“RAAQ”), IQM Finland Oy, a limited liability company (Fi. osakeyhtiö) incorporated under the laws of Finland (“IQM”), IQM US LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of IQM, and Eclipse QC S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) and a direct wholly owned subsidiary of IQM, entered into a business combination agreement (the “Business Combination Agreement”), for a business combination transaction that will result in IQM becoming a publicly traded company (the “Transaction”).

On June 2, 2026, IQM and RAAQ issued a joint press release (the “Press Release”) announcing an additional USD 12 million in private investment in public equity (“PIPE”) commitment from Ilmarinen, Finland’s largest private earnings-related pension insurance company, bringing total PIPE commitments to over USD 146 million, in connection with the Transaction. A copy of the Press Release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed Transaction, IQM has publicly filed with the SEC a registration statement on Form F-4 (the “Registration Statement”), which includes a preliminary proxy statement of RAAQ and a preliminary prospectus of IQM, and after the Registration Statement is declared effective by the SEC, RAAQ will mail the definitive proxy statement/prospectus relating to the proposed Transaction to its shareholders as of a record date to be established for voting at the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”). The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the proposed Transaction and the other matters to be voted upon at the Extraordinary General Meeting. This Current Report does not contain all the information that should be considered concerning the proposed Transaction and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. RAAQ and IQM may also file other documents with the SEC regarding the proposed Transaction. RAAQ’s shareholders and other interested persons are advised to read the Registration Statement, including the preliminary proxy statement/prospectus contained therein, and, when available, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Transaction, as these materials will contain important information about RAAQ, IQM and the proposed Transaction. Shareholders may obtain copies of the Registration Statement, including the preliminary or definitive proxy statement/prospectus contained therein, and the other documents filed or that will be filed by RAAQ and IQM with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

RAAQ, IQM and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from RAAQ’s shareholders in connection with the proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of RAAQ’s shareholders in connection with the proposed Transaction is set forth in the Registration Statement, including the proxy statement/prospectus contained therein, that has been filed with the SEC. You can find more information about RAAQ’s directors and executive officers in RAAQ’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 3, 2026 and in the subsequent filings made by RAAQ with the SEC. Shareholders, potential investors, and other interested persons should read the Registration Statement, including the proxy statement/prospectus contained therein, carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information” within the meaning of applicable non-U.S. securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based upon current estimates and assumptions that, while considered reasonable by IQM and its management, and RAAQ and its management, as the case may be, are inherently uncertain. These statements include: the successful consummation and potential benefits of the proposed Transaction and expectations related to its terms and timing; the stock exchanges on which the securities of IQM are expected to trade; IQM’s ability to commercialize its hardware and software; the expectation that IQM is building the infrastructure that allows quantum ecosystems to grow; and the potential for IQM to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of IQM and RAAQ.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of IQM following the proposed Transaction, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that IQM is pursuing an emerging technology, which faces significant technical challenges and may not achieve commercialization or market acceptance; IQM’s historical net losses and limited operating history; IQM’s expectations regarding future financial performance, capital requirements and unit economics; IQM’s use and reporting of business and operational metrics; IQM’s competitive landscape; IQM’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; IQM’s concentration of revenue in contracts with government or state-funded entities; IQM’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; IQM’s reliance on strategic partners and other third parties; IQM’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; IQM’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required shareholder and regulatory approvals for the proposed Transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed Transaction; the risk that shareholders of RAAQ could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings or government investigations that may be commenced against IQM or RAAQ; failure to realize the anticipated benefits of the proposed Transaction; the ability of IQM to issue equity or equity-linked securities in connection with the proposed Transaction or in the future; and other factors described in RAAQ’s and IQM’s filings with the SEC. These forward-looking statements are based on certain assumptions, including that none of the risks identified above materialize; that there are no unforeseen changes to economic and market conditions, and that no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings made and to be made by IQM and RAAQ with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of IQM’s and RAAQ’s management as of the date of this Current Report; subsequent events and developments may cause their assessments to change. While IQM and RAAQ may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so, unless required by applicable securities laws. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. An investment in RAAQ is not an investment in any of RAAQ’s founders’ or sponsors’ past investments, companies, or affiliated funds. The historical results of those investments are not indicative of future performance of RAAQ, which may differ materially from the performance of RAAQ’s founders’ or sponsors’ past investments.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, including any European Economic Area member state or the United Kingdom. This Current Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Any potential dual listing of IQM’s ordinary shares on the Helsinki stock exchange referred to in this Current Report would be made by means of a prospectus as set out in the EU Prospectus Regulation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2026	REAL ASSET ACQUISITION CORP.

	By:	/s/ Peter Ort
		Name:	Peter Ort
		Title:	Principal Executive Officer and Co-Chairman

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